UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021

HF FOODS GROUP INC
(Exact Name of Registrant as Specified in Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	001-38013 (Commission File Number)	81-2717873 (IRS Employer Identification Number)

19319 Arenth Avenue City of Industry, CA (Address of Principal Executive Offices)	91748 (Zip Code)

Registrant’s telephone number, including area code: (626) 338-1090

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01     Entry Into a Material Definitive Agreement

On February 10, 2021, 273 Fifth Avenue, L.L.C., a newly established Delaware limited liability company and wholly owned subsidiary of HF Foods Group Inc. (the "Company"), completed the closing of an Assignment and Assumption of Lease Agreement (“Assignment”), dated effective as of January 21, 2021, pursuant to which it has assumed the lease of the premises at 273 Fifth Avenue, New York, New York (the “Lease Agreement”) dated as of July 2, 2018, by and between Anheart, Inc. (“Anheart”), a former subsidiary of the Company, and Premier 273 Fifth, LLC. On the same date, the closing documents were delivered to effectuate the amendment of the Lease Agreement pursuant to an Amendment to Lease (the “Lease Amendment”). The Assignment and the Lease Amendment were negotiated pursuant to guarantee obligations of the Company’s wholly owned subsidiary, HF Group Holding Corp. as guarantor under the Lease Agreement. 273 Fifth Avenue, L.L.C. has agreed to observe all the covenants and conditions of the Lease Agreement, as amended, including the payment of all rents due. Under the terms of the Lease Agreement and the Assignment, 273 Fifth Avenue, L.L.C., has undertaken to construct, at Company’s expense, a building on the premises, at a minimum cost of $2,500,000. The Lease Agreement and the Lease Amendment provide for a term of 30 years, with option to renew for 10 additional years, at an annual rent starting at $325,000 and escalating annually throughout the term, with the annual rent in the final year of the initial term of $1,047,974. The Lease Amendment further granted certain rent abatement to the premises for 2020 and 2021, including a 20% reduction of annual rent in 2021. The Lease Amendment permits subletting of the premises.

The descriptions of the Lease Agreement, the Lease Amendment and the Lease Assignment do not purport to be complete and are qualified in their entirety by reference to the Lease Agreement, the Lease Amendment and the Lease Assignment, which are filed with this current report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired
Not applicable

(b) Pro Forma Financial Information
Not applicable

(c) Shell Company Transactions
Not applicable

(d) Exhibits

Exhibit Number	Description
10.1	Lease dated July 2, 2018, between Anheart Inc. and Premier 273 Fifth, LLC
10.2	Amendment of Lease, dated as of January 21, 2021, between Anheart, Inc. and Premier 273 Fifth, LLC
10.3	Assignment and Assumption of Lease Agreement, dated as of January 21, 2021 between Anheart, Inc. and 273 Fifth Avenue, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: February 16, 2021	/s/ Zhou Min Ni
Zhou Min Ni
Co-Chief Executive Officer

/s/ Xiao Mou Peter Zhang
Xiao Mou Peter Zhang
Co-Chief Executive Officer